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BRINSON SERIES
TRUST

MONEY MARKET
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

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BRINSON SERIES TRUST -- MONEY MARKET PORTFOLIO                 SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Money Market Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

Despite a series of interest rate reductions, the six-month period ended June 30, 2001 was marked by a severe slowdown in gross domestic product (GDP), a capital spending slump among businesses, a sharp rise in new monthly unemployment claims and new expectations for corporate earnings.

The Federal Reserve (the "Fed") first cut the Fed Funds rate by 50 basis points (one basis point equals 1/100th of one percent) in a surprise out-of-meeting move in early January, followed by another 50 basis points cut at the end of January. By period-end, the Fed had decreased the Fed Funds rate six times by a total of 2.75%, lowering the rate to 3.75%.

Although the Fed remained committed to economic reinvigoration, the economy barely grew during the period as the GDP registered a 0.7% increase during the second quarter after it grew only 1.3% during the first three months. The second quarter figure was the lowest since the first quarter of 1993. Business was responsible for much of this sluggishness, as the corporate sector recorded a 13.6% reduction in capital spending during the second quarter, marking two consecutive declines in this figure for the first time since 1991.

After a year in 2000 that produced some of the best yields in recent memory, yields on money market funds have fallen in lockstep with interest rates during 2001.

PORTFOLIO REVIEW


PERFORMANCE AND CHARACTERISTICS(1)   6/30/01           12/31/00
----------------------------------------------------------------------------------------------
7-Day Current Yield                     1.47%              4.66%
Weighted Average Maturity            28 days            33 days
Net Assets (mm)                        $2.13              $3.03
----------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                   6/30/01                                          12/31/00
----------------------------------------------------------------------------------------------
U.S. Government Obligations            71.0%     U.S. Government Obligations             37.8%
Commercial Paper                       23.5      Commercial Paper                        31.1
Money Market Funds                      6.3      Other Assets in Excess of Liabilities   27.9
Liabilities in Excess of Other Assets  -0.8      Money Market Funds                       3.2
----------------------------------------------------------------------------------------------
Total                                 100.0%     Total                                  100.0%

(1)   Yields will vary.

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.


                                       1
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PORTFOLIO HIGHLIGHTS

As investors became acclimated to the new, more realistic environment in the stock market, the Portfolio's total net assets shrunk by almost a third during the six-month period as investors dipped their feet back into other investments. During this period, the makeup of the Portfolio has changed, as U.S. agency obligations now make up 71.0% of the Portfolio's net assets, up from 37.8% six months ago. We believe agency securities offer good relative value. Conversely, we have reduced the percentage of net assets in commercial paper from 31.1% to 23.5%.

OUTLOOK

Speaking before the U.S. Senate Banking Committee in late July, Federal Reserve Chairman Alan Greenspan hinted that the Fed might cut rates yet again when the Federal Open Market Committee meets August 21. "We are not free of the risk that economic weakness will be greater than currently anticipated and require further policy response."

One of the biggest dangers facing an economic recovery is that the business pessimism, shown during the first half of 2001 in decreased capital investment spending, lower production and hundreds of thousands of layoffs, may finally begin to negatively affect consumer confidence. Consumer spending and relative optimism helped to prevent the economy from slowing even more than it did during the first half of the year.

However, $40 billion in tax rebates, the first installment of the tax relief passed by Congress, should begin to make its way to consumers and into the economy by the end of the third quarter. Although pockets of weakness, particularly in the telecom sector, are expected to continue, business spending should also increase slightly toward year-end if stock prices finally approach their bottom.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.


                                       2
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STATEMENT OF NET ASSETS                                JUNE 30, 2001 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                            MATURITY              INTEREST
 (000)                                                                              DATES                 RATES            VALUE
--------                                                                     --------------------     --------------     ----------
U.S. GOVERNMENT OBLIGATIONS@--70.99%
$     200     Federal Farm Credit Bank                                             07/25/01                4.120%        $  199,451
      574     Federal Home Loan Mortgage Corp.                               07/03/01 to 09/13/01     3.560 to 4.600        571,414
      546     Federal National Mortgage Association                          07/16/01 to 08/09/01     3.900 to 4.600        544,030
      195     Student Loan Marketing Association                                   07/02/01                3.940            194,978
                                                                                                                         ----------
Total U.S. Government Obligations (cost--$1,509,873)                                                                      1,509,873
                                                                                                                         ----------
COMMERCIAL PAPER@--23.47%

AUTO & TRUCK--4.69%
      100     Ford Motor Credit Corp.                                              08/03/01                3.650             99,665
                                                                                                                         ----------

BANKING-DOMESTIC--9.39%
      100     CBA (Delaware) Finance, Inc.                                         07/05/01                3.950             99,956
      100     Nordea North America, Inc.                                           07/17/01                4.620             99,795
                                                                                                                         ----------
                                                                                                                            199,751
                                                                                                                         ----------
BANKING-FOREIGN--4.70%
      100     Nationwide Anglia Building Society                                   07/09/01                4.600             99,898
                                                                                                                         ----------
FINANCE-CONDUIT--4.69%
      100     ANZ (Delaware), Inc.                                                 07/18/01                3.680             99,826
                                                                                                                         ----------
Total Commercial Paper (cost--$499,140).                                                                                    499,140
                                                                                                                         ----------


NUMBER OF
 SHARES
  (000)
---------
MUTUAL FUNDS--6.31%
       98     AIM Liquid Assets Portfolio                                          07/02/01                3.780+            98,272
       36     AIM Prime Portfolio                                                  07/02/01                3.670+            35,803
                                                                                                                         ----------
Total Money Market Funds (cost--$134,075)                                                                                   134,075
                                                                                                                         ----------
Total Investments (cost--$2,143,088 which approximates cost for federal income tax purposes)--100.77%                     2,143,088
Liabilities in excess of other assets--(0.77)%                                                                              (16,298)
                                                                                                                         ----------
Net Assets (applicable to 2,130,036 shares of beneficial interest outstanding at $1.00 per share)--100.00%               $2,126,790
                                                                                                                         ==========

----------
@     Interest rates shown are discount rates at date of purchase.

+     Interest rates shown reflects yield at June 30, 2001.

                       Weighted Average Maturity--28 days

                 See accompanying notes to financial statements


                                       3
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STATEMENT OF OPERATIONS

                                                                                             FOR THE SIX
                                                                                            MONTHS ENDED
                                                                                            JUNE 30, 2001
                                                                                             (UNAUDITED)
                                                                                            -------------
INVESTMENT INCOME:
Interest                                                                                         $68,617
                                                                                                 -------
EXPENSES:
Professional fees                                                                                  9,099
Investment advisory and administration                                                             6,509
Reports and notices to shareholders                                                                5,795
Trustees' fees                                                                                     3,750
Transfer agency and related service fees                                                             750
Custody and accounting                                                                               480
Other expenses                                                                                     1,387
                                                                                                 -------
                                                                                                  27,770
                                                                                                 -------
Net investment income                                                                             40,847
                                                                                                 -------
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                                    2,846
                                                                                                 -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $43,693
                                                                                                 =======

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED           FOR THE
                                                                          JUNE 30, 2001          YEAR ENDED
                                                                           (UNAUDITED)        DECEMBER 31, 2000
                                                                          -------------       -----------------
FROM OPERATIONS:
Net investment income                                                       $   40,847          $   192,471
Net realized gains from investment transactions                                  2,846                1,191
                                                                            ----------          -----------
Net increase in net assets resulting from operations                            43,693              193,662
                                                                            ----------          -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                          (40,847)            (192,471)
                                                                            ----------          -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets from beneficial interest transactions              (906,276)          (2,560,924)
                                                                            ----------          -----------
Net decrease in net assets                                                    (903,430)          (2,559,733)

NET ASSETS:
Beginning of period                                                          3,030,220            5,589,953
                                                                            ----------          -----------
End of period                                                               $2,126,790          $ 3,030,220
                                                                            ==========          ===========

                 See accompanying notes to financial statements


                                       4
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NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Money Market Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment advisor and administrator of the Portfolio. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.


                                       5
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INVESTMENT ADVISOR AND ADMINISTRATOR

      The Fund's Board of Trustees has approved an investment advisory and administration contract with Brinson Advisors ("Advisory Contract"). In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $894 in investment advisory and administration fees.

OTHER LIABILITIES

      At June 30, 2001, the amount payable for dividends aggregated $3,115.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $7,691 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There was an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                     FOR THE SIX                FOR THE
                                                                     MONTHS ENDED             YEAR ENDED
                                                                    JUNE 30, 2001          DECEMBER 31, 2000
                                                                    -------------          -----------------
Shares sold                                                              509,051               3,163,260
Shares repurchased                                                    (1,465,383)             (5,921,318)
Dividends reinvested                                                      50,056                 197,134
                                                                      ----------              ----------
Net decrease in shares outstanding                                      (906,276)             (2,560,924)
                                                                      ==========              ==========

MONEY MARKET FUND INSURANCE BOND

      The Portfolio has obtained an insurance bond that provides limited coverage for certain loss events involving money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the six months ended June 30, 2001, the Portfolio did not use the insurance bond.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:



                                          FOR THE SIX                FOR THE YEARS ENDED DECEMBER 31,
                                          MONTHS ENDED     -------------------------------------------------
                                         JUNE 30, 2001
                                          (UNAUDITED)       2000       1999       1998      1997       1996
                                          -----------      ------     ------     ------    ------    -------
Net asset value, beginning of period        $ 1.00         $ 1.00     $ 1.00     $ 1.00    $ 1.00    $  1.00
                                            ------         ------     ------     ------    ------    -------
Net investment income                         0.02           0.04       0.03       0.04      0.04       0.04
                                            ------         ------     ------     ------    ------    -------
Dividends from net investment income         (0.02)         (0.04)     (0.03)     (0.04)    (0.04)     (0.04)
                                            ------         ------     ------     ------    ------    -------
Net asset value, end of period              $ 1.00         $ 1.00     $ 1.00     $ 1.00    $ 1.00    $  1.00
                                            ======         ======     ======     ======    ======    =======
Total investment return(1)                    1.52%          4.63%      3.55%      4.51%     4.53%      4.32%
                                            ======         ======     ======     ======    ======    =======
Ratios/Supplemental Data:
Net assets, end of period (000's)           $2,127         $3,030     $5,590     $9,582    $8,906    $12,287
Expenses to average net assets                2.13%*         1.82%      1.64%      1.15%     1.22%      1.17%
Net investment income to average
  net assets                                  3.14%*         4.44%      3.52%      4.42%     4.43%      4.27%

----------
*     Annualized

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for a period of less than one year has not been annualized.


                                       7
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THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE
PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved